EXHIBIT 99.1

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Dtomi, Inc., a Nevada corporation (the "Company"), for the quarter ended June 30, 2002, the undersigned, John "JT" Thatch, Chief Executive Officer, President, Secretary, Treasurer and Director of the Company, does each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 14, 2002                  /s/ John "JT" Thatch
                                        ----------------------------------------
                                        John "JT" Thatch
                                        Chief Executive Officer, President,
                                        Secretary, Treasurer, and Director